SUB-ITEM 77Q1:  Exhibits


CLASS A SHARES EXHIBIT
TO
MULTIPLE CLASS PLAN
(REVISED 10/1/17)

1.	SEPARATE ARRANGEMENT AND
EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Class A Shares will consist of sales and shareholder servicing by financial intermediaries in consideration of the payment of a portion of the applicable sales load ("dealer reallowance")and a shareholder service fee. When indicated on the Schedule to this Exhibit, the principal underwriter and financial intermediaries may also receive payments for distribution and/or administrative services under a 12b-1 Plan. In connection with this basic arrangement, Class A Shares will bear the following fees and expenses:

Fe
es
an
d
Ex
pe
ns
es
M
a
x
i
m
u
m

A
m
o
u
n
t
A
ll
o
c
a
t
e
d
C
l
a
s
s
A

S
h
a
r
e
s
Sal
es
Lo
ad
U
p
t
o
5
..
5
%

o
f
t
h
e
p
u
b
li
c
o
f
f
e
ri
n
g
p
ri
c
e
Co
nti
ng
ent
De
fer
re
d
Sal
es
Ch
ar
ge
("
C
DS
C"
)
0
..
0
0
%
Sh
ar
eh
old
er
Se
rvi
ce
Fe
e
U
p
t
o
2
5
b
a
s
i
s
p
o
i
n
t
s
(
0
..
2
5
%
)
o
f
t
h
e
a
v
e
r
a
g
e
d
a
il
y
n
e
t
a
s
s
e
t
v
a
l
u
e
12
b-
1
Fe
e
A
s
s
e
t
f
o
rt
h
i
n
t
h
e
a
tt
a
c
h
e
d
S
c
h
e
d
u
l
e
Re
de
m
pti
on
Fe
e
A
s
s
e
t
f
o
rt
h
i
n
t
h
e
a
tt
a
c
h
e
d
S
c
h
e
d
u
l
e
Ot
he
r
Ex
pe
ns
es
It
e
m
i
z
e
d
e
x
p
e
n
s
e
s
i
n
c
u
r
r
e
d
b
y
t
h
e
F
u
n
d
w
it
h
r
e
s
p
e
c
t
t
o
h
o
l
d
e
r
s
o
f
C
l
a
s
s
A

S
h
a
r
e
s
a
s
d
e
s
c
ri
b
e
d
i
n
S
e
c
ti
o
n
3
o
f
t
h
e
P
l
a
n

2.	CONVERSION AND EXCHANGE
PRIVILEGES

For purposes of Rule 18f-3, Class A Shares have the following conversion rights and exchange privileges at the election of the shareholder:

C
o
n
v
e
r
s
i
o
n

R
i
g
h
t
s
:
At the election of the
shareholder, Class A Shares
that are not subject to a
contingent deferred sales
charge ("CDSC") based
upon the redemption of a
"Large Ticket" purchase
made within 24 months may
be converted to any other
Share Class within the same
Fund, provided that
shareholder meets the
eligibility requirements for
the Share Class into which
the conversion is sought, as
applicable.
E
x
c
h
a
n
g
e

P
r
i
v
i
l
e
g
e
:
Class A Shares may be
exchanged for Class A
Shares of any other Fund

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered.
Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.



3.	EXCEPTIONS TO BASIC
ARRANGEMENTS

For purposes of Rules 22d-1 and 6c-10 under the Act, unless otherwise specified on the Schedule to this Exhibit, the scheduled variations in sales loads and contingent deferred sales charges are as follows:

(A)	BASIC SALES LOAD SCHEDULE

The basic schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

P
u
r
c
h
a
s
e
A
m
o
u
n
t
S
a
l
e
s

L
o
a
d

a
s

a

P
e
r
c
e
n
t
a
g
e

o
f

P
u
b
l
i
c

O
f
f
e
r
i
n
g

P
r
i
c
e
L
e
s
s
t
h
a
n
$
5
0
,
0
0
0
5
..
5
0
%
$
5
0
,
0
0
0
b
u
t
l
e
s
s
t
h
a
n
$
1
0
0
,
0
0
0
4
..
5
0
%
$
1
0
0
,
0
0
0
b
u
t
l
e
s
s
t
h
a
n
$
2
5
0
,
0
0
0
3
..
7
5
%
$
2
5
0
,
0
0
0
b
u
t
l
e
s
s
t
h
a
n
$
5
0
0
,
0
0
0
2
..
5
0
%
$
5
0
0
,
0
0
0
b
u
t
l
e
s
s
t
h
a
n
$
1
m
i
l
l
i
o
n
2
..
0
0
%
$
1
m
i
l
l
i
o
n
o
r
g
r
e
a
t
e
r
0
..
0
0
%

(B)	FIXED INCOME SALES LOAD SCHEDULE

The schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

P
u
r
c
h
a
s
e
A
m
o
u
n
t
S
a
l
e
s

C
h
a
r
g
e

a
s

a

P
e
r
c
e
n
t
a
g
e

o
f

P
u
b
l
i
c

O
f
f
e
r
i
n
g

P
r
i
c
e
L
e
s
s
t
h
a
n
$
1
0
0
,
0
0
0
4
..
5
0
%
$
1
0
0
,
0
0
0
b
u
t
l
e
s
s
t
h
a
n
$
2
5
0
,
0
0
0
3
..
7
5
%
$
2
5
0
,
0
0
0
b
u
t
l
e
s
s
t
h
a
n
$
5
0
0
,
0
0
0
2
..
5
0
%
$
5
0
0
,
0
0
0
b
u
t
l
e
s
s
t
h
a
n
$
1
m
i
l
l
i
o
n
2
..
0
0
%
$
1
m
i
l
l
i
o
n
o
r
g
r
e
a
t
e
r
0
..
0
0
%

(C)	MODIFIED FIXED INCOME SALES LOAD
SCHEDULE

The schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

P
u
r
c
h
a
s
e
A
m
o
u
n
t
S
a
l
e
s

C
h
a
r
g
e

a
s

a

P
e
r
c
e
n
t
a
g
e

o
f

P
u
b
l
i
c

O
f
f
e
r
i
n
g

P
r
i
c
e
L
e
s
s
t
h
a
n
$
2
5
0
,
0
0
0
1
..
0
0
%
$
2
5
0
,
0
0
0
o
r
g
r
e
a
t
e
r
0
..
0
0
%

(D)	MONEY MARKET LOAD SCHEDULE

The Schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

P
u
r
c
h
a
s
e

A
m
o
u
n
t
S
a
l
e
s

C
h
a
r
g
e

a
s

a

P
e
r
c
e
n
t
a
g
e

o
f
P
u
b
l
i
c

O
f
f
e
r
i
n
g

P
r
i
c
e


A
l
l
p
u
r
c
h
a
s
e
s
0
..
0
0
%

(E)	ULTRASHORT BOND LOAD SCHEDULE

The Schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

P
u
r
c
h
a
s
e
A
m
o
u
n
t
S
a
l
e
s

C
h
a
r
g
e

a
s

a

P
e
r
c
e
n
t
a
g
e

o
f

P
u
b
l
i
c

O
f
f
e
r
i
n
g

P
r
i
c
e
L
e
s
s
t
h
a
n
$
5
0
,
0
0
0
2
..
0
0
%
$
5
0
,
0
0
0
b
u
t
l
e
s
s
t
h
a
n
$
1
0
0
,
0
0
0
1
..
7
5
%
$
1
0
0
,
0
0
0
b
u
t
l
e
s
s
t
h
a
n
$
2
5
0
,
0
0
0
1
..
5
0
%
$
2
5
0
,
0
0
0
+
0
..
0
0
%

(F)	"LARGE TICKET" PURCHASES

Unless otherwise indicated on the Schedule to this Exhibit, a financial intermediary that places an order to purchase $1,000,000 or more of Class A Shares shall receive from the principal underwriter an advance commission equal to 75 basis points (0.75%) of the public offering price. In such event, notwithstanding anything to the contrary in the Plan or this Exhibit, such Class A Shares shall be subject to a contingent deferred sales charge upon redemption within 24 months of purchase equal to 75 basis points (0.75%) of the lesser of (x) the purchase price of the Class A Shares or (y) the redemption price of the Class A Shares. Any contingent deferred sales charge received upon redemption of Class A
Shares shall be paid to the principal underwriter in consideration of the advance commission.

(G)	REDUCING OR ELIMINATING THE SALES
LOAD

Contingent upon notification to the Fund's principal underwriter or transfer agent, in applying the exceptions set forth in this Section 3, the purchase amount shall take into account:

*
Discounts achieved by combining concurrent
purchases of and/or current investment in
Class A, Class B, Class C, Class F, and Class
R Shares, made or held by (or on behalf of)
the investor, the investor's spouse, and the
investor's children under age 21 (regardless
of whether the purchases or investments are
made or held directly or through an
investment professional or through a single-
participant retirement account); provided that
such purchases and investments can be linked
using tax identification numbers (TINs),
social security numbers (SSNs), or Broker
Identification Numbers (BINs); and
*
Letters of intent to purchase a certain amount of Class A Shares within a thirteen month period.

	(H)	WAIVER OF SALES LOAD

	Continent upon notification to the Fund's Transfer Agent, no sales load shall be assessed on purchases of Class A Shares made:

*
	within 120 days of redeeming shares of an
equal or greater amount;
*
	through a program offered by a Financial
Intermediary that provides for the purchase of
Shares without imposition of a sales charge (for
example, a wrap account, self-directed
brokerage account, retirement or other fee-
based program offered by the Financial
Intermediary) and where the Financial
Intermediary has agreed with the principal
underwriter not to receive a dealer reallowance
on purchases under such program;
*
	with reinvested dividends or capital gains;
*
	or Class A Shares, issued in connection with
the merger, consolidation, or acquisition of the
assets of another fund.  Further, no sales load
shall be assessed on purchases of Shares made
by a shareholder that originally became a
shareholder of a Federated Fund pursuant to the
terms of an agreement and plan of
reorganization which permits shareholders to
acquire Shares at NAV provided that such
Shares are held directly with the Fund's transfer
agent.  If the Shares are held through a financial
intermediary the sales charge waiver will not
apply;
*
	by Federated Life Members (Federated
shareholders who originally were issued shares
through the "Liberty Account", which was an
account for the Liberty Family of Funds on
February 28, 1987, or who invested through an
affinity group prior to August 1, 1987, into the
Liberty Account);
*
	by Directors, Trustees, employees, former
employees and sales representatives of the
Fund, the Adviser, the principal underwriter
and their affiliates, employees of any
investment professional that sells Shares
according to a sales agreement with the
principal underwriter, by the immediate family
members of the above persons, and by trusts,
pensions or profit-sharing plans for the above
persons; and
*
	pursuant to the exchange privilege.

 (I)	WAIVER OF CONTINGENT DEFFERED
SALES CHARGE ON LARGE-TICKET PURCHASES

Contingent upon notification to the Fund's principal underwriter or transfer agent, the 75 basis point (0.75%)
CDSC applicable in connection with the "large-ticket" purchase program described above, will not be imposed on redemptions:

*
	following the death of the last surviving
shareholder or post-purchase disability, as
defined in Section 72(m)(7) of the Internal
Revenue Code of 1986;
*
	due to the termination of a trust following the
death of the trustor/grantor or beneficiary,
provided that the trust document specifically
states that the trust is terminated upon the death
*
	representing minimum required distributions
("RMD") from an Individual Retirement
Account or other retirement plan as required
under the Internal Revenue Code;
*
	of Shares that were reinvested within 120 days
of a previous redemption;
*
	of Shares held by the Directors, Trustees,
employees, former employees and sales
representatives of the Fund, the Adviser, the
principal underwriter and their affiliates,
employees of any investment professional that
sells Shares according to a sales agreement with
the principal underwriter, by the immediate
family members of the above persons, and by
trusts, pension or profit-sharing plans for the
above persons;
*
	of Shares originally purchased through a
program offered by a Financial Intermediary
that provides for the purchase of Shares without
imposition of a sales charge (for example, a
wrap account, self-directed brokerage account,
retirement, or other fee-based program offered
by the Financial Intermediary) and where the
Financial Intermediary has agreed with the
principal underwriter not to receive an
advanced commission on purchases under such
program;
*
	of Shares purchased with reinvested dividends
or capital gains;
*
	imposed by the Fund when it closes an account
for not meeting the minimum balance
requirements; and
*
	of Shares which were purchased pursuant to an exchange privilege if the Shares were held for the applicable CDSC holding period.


(J)	SALES CHARGE WAIVERS FOR
SHAREHOLDERS PURCHASING
THROUGH CERTAIN FINANCIAL
INTERMEDIARIES

Effective April 10, 2017, shareholders purchasing
Fund shares through a Merrill Lynch platform or account will be eligible only for the following front-end sales charge waivers and shareholders redeeming Fund shares through a Merrill Lynch platform or account (regardless of purchase date) will be eligible only for the following contingent deferred, or back-end, sales charge ("CDSC") waivers and discounts, which may differ from those listed in Sections H and I above.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

Employer-sponsored retirement, deferred
compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
Shares purchased by or through a 529 Plan
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill
Lynch's platform
Shares of funds purchased through the Merrill Edge
Self-Directed platform
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date
Employees and registered representatives of Merrill
Lynch or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in the this prospectus
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)


CDSC Waivers on A, B and C Shares available at
Merrill Lynch

Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund's prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 701/2

Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are converted to a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only). CDSC applicable to shares converted for another class of shares through a fee based individual retirement account on the Merrill
Lynch platform will be waived and Merrill Lynch will remit the portion of the payment to be made to the Distributor equal to the number of months remaining on the CDSC period divided by the total number of months of the CDSC period.
Front-end load Discounts Available at Merrill
Lynch:
Breakpoints, Rights of Accumulation & Letters of
Intent

Breakpoints as described in this prospectus.
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time





4.	SPECIAL OFFER PROGRAM

[NOTE: The 30 month CDSC period connected with of this program expired in September of 2002]
During the Special Offer Program which took place in March, 2000, the sales load was waived on purchases of Class A Shares of Federated Aggressive Growth Fund, Federated Communications Technology Fund, Federated Large Cap
Growth Fund, and Federated International Small Company
Fund (the "Special Offer Funds"). Instead, the principal underwriter paid an advance commission of 2.00% of the offering price of the Special Offer Funds to intermediaries participating in the Special Offer Program. Class A Shares purchased through this Special Offer were subject to a CDSC of 2.00% on redemptions which occurred within 30 months after the purchase, which amount was to be paid to the principal underwriter in consideration for advancing the commission to intermediaries. Class A Shares of the Special Offer Funds purchased during the Special Offer Program could be exchanged with Class A Shares of other Special Offer Funds with no imposition of a sales load or CDSC fee. Class A Shares of the Special Offer Funds purchased during the Special Offer Program which were exchanged for Class A Shares of other Funds during the 30 month CDSC period incurred the CDSC fee upon redemption. However, no sales load was charged for such an exchange.

5.	REDEMPTION FEE

For purposes of Rule 11a-3 under the Act, any redemption fee received upon the redemption or exchange of Class A Shares will be applied to fees incurred or amount expended in connection with such redemption or exchange. The balance of any redemption fees shall be paid to the Fund.

A Fund shall waive any redemption fee with respect to (i) non-participant directed redemptions or exchanges involving Class A Shares held in retirement plans established under Section 401(a) or 401(k) of the Internal Revenue Code (the "Code"), custodial plan accounts established under Section 493(b)(7) of the Code, or deferred compensation plans established under
Section 457 of the Code; (ii) redemptions or exchanges involving Class A Shares held in plans administered as college savings programs under Section 529 of the Code; and (iii) Class A Shares redeemed due to the death of the last surviving shareholder on the account.


SCHEDULE OF FUNDS
OFFERING CLASS A SHARES

The Funds set forth on this Schedule each offer Class A
Shares on the terms set forth in the Class A Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The
12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

1.	CLASS A SHARES SUBJECT TO THE BASIC
LOAD SCHEDULE

M
ult
ipl
e
Cl
ass
Co
mp
an
y
Ser
ies
1
2
b
-
1
F
e
e
R
e
d
e
m
p
t
i
o
n

F
e
e



Fe
de
rat
ed
Eq
uit
y
Fu
nd
s


Fe
der
ate
d
Ab
sol
ute
Ret
urn
Fu
nd
0
..
0
5
%
N
o
n
e
Fe
der
ate
d
Cl
ov
er
Sm
all
Va
lue
Fu
nd
0
..
0
5
%
N
o
n
e
Fe
der
ate
d
Cl
ov
er
Va
lue
Fu
nd
0
..
0
5
%
N
o
n
e
Fe
der
ate
d
Gl
ob
al
Str
ate
gic
Va
lue
Di
vid
en
d
Fu
nd
0
..
0
5
%
N
o
n
e
Fe
der
ate
d
Int
ern
ati
on
al
Str
ate
gic
Va
lue
Di
vid
en
d
Fu
nd
0
..
0
5
%
N
o
n
e
Fe
der
ate
d
Ka
uf
ma
nn
Fu
nd
0
..
2
5
%
N
o
n
e
Fe
der
ate
d
Ka
uf
ma
nn
Lar
ge
Ca
p
Fu
nd
0
..
2
5
%
N
o
n
e
Fe
der
ate
d
Ka
uf
ma
nn
Sm
all
Ca
p
Fu
nd
0
..
2
5
%
N
o
n
e
Fe
der
ate
d
M
DT
Mi
d-
Ca
p
Gr
ow
th
Fu
nd
N
o
n
e
N
o
n
e
Fe
der
ate
d
Pru
de
nt
Be
ar
Fu
nd
0
..
0
5
%
N
o
n
e
Fe
der
ate
d
Str
ate
gic
Va
lue
Di
vid
en
d
Fu
nd
0
..
0
5
%
N
o
n
e



Fe
de
rat
ed
Eq
uit
y
Inc
om
e
Fu
nd,
Inc
..
0
..
0
5
%
N
o
n
e



Fe
de
rat
ed
Gl
ob
al
All
oc
ati
on
Fu
nd
N
o
n
e
N
o
n
e



Fe
de
rat
ed
Hi
gh
Yi
eld
Tr
ust


Fe
der
ate
d
Eq
uit
y
Ad
va
nta
ge
Fu
nd
0
..
0
5
%
N
o
n
e



Fe
de
rat
ed
Inc
om
e
Se
cu
riti
es
Tr
ust


Fe
der
ate
d
Ca
pit
al
Inc
om
e
Fu
nd
N
o
n
e
N
o
n
e
Fe
der
ate
d
Mu
ni
an
d
Sto
ck
Ad
va
nta
ge
Fu
nd
0
..
0
5
%
N
o
n
e
Fe
der
ate
d
Pru
de
nt
Do
llar
Be
ar
Fu
nd
0
..
0
5
%
N
o
n
e
Fe
der
ate
d
Re
al
Ret
urn
Bo
nd
Fu
nd
0
..
0
5
%
N
o
n
e



Fe
de
rat
ed
M
DT
Se
rie
s


Fe
der
ate
d
M
DT
All
Ca
p
Co
re
Fu
nd
0
..
0
5
%
N
o
n
e
Fe
der
ate
d
M
DT
Bal
anc
ed
Fu
nd
0
..
0
5
%
N
o
n
e
Fe
der
ate
d
M
DT
Lar
ge
Ca
p
Gr
ow
th
Fu
nd
0
..
0
5
%
N
o
n
e
Fe
der
ate
d
M
DT
Sm
all
Ca
p
Co
re
Fu
nd
0
..
0
5
%
N
o
n
e
Fe
der
ate
d
M
DT
Sm
all
Ca
p
Gr
ow
th
Fu
nd
0
..
0
5
%
N
o
n
e



Fe
der
ate
d
M
DT
Eq
uit
y
Tr
ust


Fe
der
ate
d
M
DT
La
rge
Ca
p
Val
ue
Fu
nd
0
..
0
0
%
N
o
n
e






Fe
de
rat
ed
W
orl
d
In
ves
tm
ent
Se
rie
s,
Inc
..


Fe
der
ate
d
Int
ern
ati
on
al
Le
ade
rs
Fu
nd
0
..
0
5
%
N
o
n
e
Fe
der
ate
d
Int
ern
ati
on
al
Sm
all-
Mi
d
Co
mp
an
y
Fu
nd
0
..
2
5
%
2
%

o
n

s
h
a
r
e
s

r
e
d
e
e
m
e
d

o
r

e
x
c
h
a
n
g
e
d

w
i
t
h
i
n

3
0

d
a
y
s

o
f

p
u
r
c
h
a
s
e




2.  CLASS A SHARES SUBJECT TO THE FIXED
INCOME LOAD SCHEDULE

Mu
ltip
le
Cla
ss
Co
mp
an
y
Ser
ies
1
2
b
-
1
F
e
e
R
e
d
e
m
p
t
i
o
n

F
e
e



Fe
der
ate
d
Fix
ed
Inc
om
e
Sec
uri
ties
,
Inc
..


Fed
erat
ed
Str
ate
gic
Inc
om
e
Fu
nd
N
o
n
e
N
o
n
e



Fe
der
ate
d
Go
ver
nm
ent
Inc
om
e
Sec
uri
ties
,
Inc
..
0
..
0
5
%
N
o
n
e



Fe
der
ate
d
Hi
gh
Inc
om
e
Bo
nd
Fu
nd,
Inc
..
N
o
n
e
2
%

o
n

s
h
a
r
e
s

r
e
d
e
e
m
e
d

o
r

e
x
c
h
a
n
g
e
d

w
i
t
h
i
n

9
0

d
a
y
s

o
f

p
u
r
c
h
a
s
e



Fe
der
ate
d
Hi
gh
Yie
ld
Tr
ust


Fed
erat
ed
Hig
h
Yie
ld
Tru
st
0
..
0
5
%
2
%

o
n

s
h
a
r
e
s

r
e
d
e
e
m
e
d

o
r

e
x
c
h
a
n
g
e
d

w
i
t
h
i
n

9
0

d
a
y
s

o
f

p
u
r
c
h
a
s
e



Fe
der
ate
d
Inc
om
e
Sec
uri
ties
Tr
ust


Fed
erat
ed
Fu
nd
for
U.
S.
Go
ver
nm
ent
Sec
urit
ies
N
o
n
e
N
o
n
e



Fe
der
ate
d
Int
ern
ati
on
al
Ser
ies,
Inc
..


Fed
erat
ed
Glo
bal
Tot
al
Ret
urn
Bo
nd
fun
d
(for
me
rly
Fed
erat
ed
Int
ern
atio
nal
Bo
nd
Fu
nd)
0
..
2
5
%
N
o
n
e



Fe
der
ate
d
Inv
est
me
nt
Ser
ies
Fu
nds
,
Inc
..


Fed
erat
ed
Bo
nd
Fu
nd
0
..
0
5
%
N
o
n
e



Fe
der
ate
d
Mu
nic
ipa
l
Bo
nd
Fu
nd,
Inc
..
N
o
n
e
N
o
n
e



Fe
der
ate
d
Mu
nic
ipa
l
Sec
uri
ties
Inc
om
e
Tr
ust


Fed
erat
ed
Mu
nici
pal
Hig
h
Yie
ld
Ad
van
tag
e
Fu
nd
0
..
0
5
%
N
o
n
e
Fed
erat
ed
Ne
w
Yo
rk
Mu
nici
pal
Inc
om
e
Fu
nd
0
..
0
5
%
N
o
n
e
Fed
erat
ed
Ohi
o
Mu
nici
pal
Inc
om
e
Fu
nd
0
..
0
5
%
N
o
n
e
Fed
erat
ed
Pen
nsy
lva
nia
Mu
nici
pal
Inc
om
e
Fu
nd
0
..
0
5
%
N
o
n
e



Fe
der
ate
d
Tot
al
Ret
ur
n
Ser
ies,
Inc
..


Fed
erat
ed
Tot
al
Ret
urn
Bo
nd
Fu
nd
0
..
2
5
%
N
o
n
e



Fe
der
ate
d
Wo
rld
Inv
est
me
nt
Ser
ies,
Inc
..


Fed
erat
ed
Em
erg
ing
Ma
rke
t
De
bt
Fu
nd
N
o
n
e
N
o
n
e

3.  Class A Shares Subject to the MODIFIED FIXED
INCOME Sales Load Schedule

Mu
ltip
le
Cla
ss
Co
mp
an
y
Ser
ies
1
2
b
-
1
F
e
e
R
e
d
e
m
p
t
i
o
n

F
e
e



Fe
der
ate
d
Inc
om
e
Sec
uri
ties
Tr
ust


Fed
erat
ed
Sh
ort-
Ter
m
Inc
om
e
Fu
nd
0
..
5
0
%
N
o
n
e




Fe
der
ate
d
Ins
titu
tio
nal
Tr
ust


Fed
erat
ed
Sh
ort-
Int
er
me
diat
e
Tot
al
Ret
urn
Bo
nd
Fu
nd
0
..
1
0
%
N
o
n
e



Fe
der
ate
d
Sh
ort
-
Int
er
me
dia
te
Du
rat
ion
Mu
nic
ipa
l
Tr
ust
0
..
2
5
%
N
o
n
e




4.	Class A Shares Subject to the Money Market Load
Schedule

Mu
ltip
le
Cla
ss
Co
mp
an
y
Ser
ies
1
2
b
-
1
F
e
e
R
e
d
e
m
p
t
i
o
n

F
e
e



Mo
ney
Ma
rke
t
Ob
lig
ati
ons
Tr
ust


Fed
erat
ed
Go
ver
nm
ent
Res
erv
es
Fu
nd
0
..
4
5
%
N
o
n
e

5.	Class A Shares Subject to the Ultrashort Bond
Load Schedule

Mu
ltip
le
Cla
ss
Co
mp
an
y
Ser
ies
1
2
b
-
1
F
e
e
R
e
d
e
m
p
t
i
o
n

F
e
e



Fe
der
ate
d
Fix
ed
Inc
om
e
Sec
uri
ties
,
Inc
..


Fed
erat
ed
Mu
nici
pal
Ult
ras
hor
t
Fu
nd
0
..
2
5
%
N
o
n
e



Fe
der
ate
d
Inc
om
e
Sec
uri
ties
Tr
ust


Fed
erat
ed
Flo
atin
g
Rat
e
Str
ate
gic
Inc
om
e
Fu
nd
0
..
1
0
%
N
o
n
e



Fe
der
ate
d
Ins
titu
tio
nal
Tr
ust


Fed
erat
ed
Go
ver
nm
ent
Ult
ras
hor
t
Du
rati
on
Fu
nd
0
..
2
5
%
N
o
n
e



Fe
der
ate
d
Tot
al
Ret
ur
n
Ser
ies,
Inc
..


Fed
erat
ed
Ult
ras
hor
t
Bo
nd
Fu
nd
0
..
3
0
%
N
o
n
e

6.	Class A Shares Not Participating in the Large
Ticket Purchase Program

Multi
ple
Class
Com
pany
S
e
r
i
e
s
Feder
ated
Fixed
Inco
me
Secur
ities,
Inc.
F
e
d
e
r
a
t
e
d

M
u
n
i
c
i
p
a
l

U
l
t
r
a
s
h
o
r
t

F
u
n
d
Feder
ated
Inco
me
Secur
ities
Trust
F
e
d
e
r
a
t
e
d

S
h
o
r
t
-
T
e
r
m

I
n
c
o
m
e

F
u
n
d

F
e
d
e
r
a
t
e
d

F
l
o
a
t
i
n
g

R
a
t
e

S
t
r
a
t
e
g
i
c

I
n
c
o
m
e

F
u
n
d
Feder
ated
Instit
ution
al
Trust
F
e
d
e
r
a
t
e
d

G
o
v
e
r
n
m
e
n
t

U
l
t
r
a
s
h
o
r
t

D
u
r
a
t
i
o
n

F
u
n
d
Feder
ated
Short
-
Inter
medi
ate
Durat
ion
Muni
cipal
Trust

Feder
ated
Total
Retur
n
Series
, Inc.
F
e
d
e
r
a
t
e
d

U
l
t
r
a
s
h
o
r
t

B
o
n
d

F
u
n
d



INSTITUTIONAL/WEALTH SHARES
EXHIBIT
TO
MULTIPLE CLASS PLAN
(REVISED 11/1/17)

1.	SEPARATE ARRANGEMENT AND
EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Institutional and Wealth Shares will consist of

(
i
)
with respect to money market
funds, sales and shareholder
servicing by financial
intermediaries; and


(
i
i
)
with respect to fluctuating NAV
funds, sales and shareholder
servicing by financial
intermediaries to the following
categories of investors ("Eligible
Investors");

*
An investor participating in
a no-load platform, network
or other fee-based program
offered by a financial
intermediary, for example,
a wrap-account or
retirement platform, where
Federated has entered into
an agreement with the
intermediary;
*
A trustee/director,
employee or former
employee of the Fund, the
Adviser, the Distributor and
their affiliates; an
immediate family member
of these individuals, or a
trust, pension or profit-
sharing plan for these
individuals;
*
An employer-sponsored
retirement plan;
*
A trust institution investing
on behalf of its trust
customers;
*
A Federated Fund;
*
An investor, other than a
natural person, purchasing
Shares directly from the
Fund;
*
An investor (including a
natural person) who owned
Shares as of December 31,
2008;
*
Without regard to the initial
investment minimum, an
investor who acquired
Institutional and/or Wealth
Shares pursuant to the terms
of an agreement and plan of
reorganization which
permits the investor to
acquire such Shares; and
*
Without regard to the initial
investment minimum, in
connection with an
acquisition of an investment
management or advisory
business, or related
investment services,
products or assets, by
Federated or its investment
advisory subsidiaries, an
investor (including a natural
person) who (1) becomes a
client of an investment
advisory subsidiary of
Federated or (2) is a
shareholder or interest
holder of a pooled
investment vehicle or
product that becomes
advised or subadvised by a
Federated investment
advisory subsidiary as a
result of such an acquisition
other than as a result of a
fund reorganization
transaction pursuant to an
agreement and plan of
reorganization.



The principal underwriter and financial
intermediaries may receive payments for
distribution and/or administrative services under a Rule 12b-1 Plan and financial intermediaries may also receive shareholder service fees for services provided. In connection with this basic arrangement,
Institutional and Wealth Shares will bear the following fees and expenses:

F
e
e
s

a
n
d

E
x
p
e
n
s
e
s
Maximum
Amount
Allocated
Institutional and
Wealth Shares
S
a
l
e
s

L
o
a
d
None
C
o
n
t
i
n
g
e
n
t

D
e
f
e
r
r
e
d

S
a
l
e
s

C
h
a
r
g
e

(
"
C
D
S
C
"
)

None
S
h
a
r
e
h
o
l
d
e
r

S
e
r
v
i
c
e

F
e
e
As set forth in the
attached
Schedule
1
2
b
-
1

F
e
e
As set forth in the
attached
Schedule
O
t
h
e
r

E
x
p
e
n
s
e
s
Itemized expenses
incurred by the
Fund with respect
to holders of
Institutional and/or
Wealth Shares as
described in
Section 3 of the
Plan

2.	CONVERSION AND EXCHANGE
PRIVILEGES

For purposes of Rule 18f-3, Institutional and
Wealth Shares have the following
conversion rights and exchange privileges at the election of the shareholder:

C
o
n
v
e
r
s
i
o
n

R
i
g
h
t
s
:
At the election
of the
shareholder,
Shares may be
converted into
any other
Share Class of
the same Fund,
provided that
the shareholder
meets the
eligibility
requirements
for the Share
Class into
which the
conversion is
sought, as
applicable.
E
x
c
h
a
n
g
e

P
r
i
v
i
l
e
g
e
:
Institutional and/or
Wealth Shares may
be exchanged into
any Federated fund
or share class that
does not have a
stated sales charge
or contingent
deferred sales
charge, except
Shares of
Federated
Institutional Prime
60 Day Fund,
Federated
Institutional
Money Market
Management,
Federated
Institutional Prime
Obligations Fund,
Federated
Institutional Tax-
Free Cash Trust,
Federated
Institutional Prime
Value Obligations
Fund, Class A
Shares of
Federated
Government
Reserves Fund and
Class R Shares of
any Fund, provided
that the
shareholder meets
any shareholder
eligibility and
minimum initial
investment
requirements for
the Shares to be
purchased, (if
applicable), both
accounts have
identical
registrations, and
the shareholder
receives a
prospectus for the
fund in which the
shareholder wishes
to exchange.

In any exchange, the shareholder shall
receive shares having the same aggregate net asset value as the shares surrendered.
Exchanges to any other Class shall be
treated in the same manner as a redemption and purchase.

3.	REDEMPTION FEE.

For purposes of Rule 11a-3 under the Act, any redemption fee received upon the redemption or exchange of Institutional and/or Wealth Shares will be applied to fees incurred or amount expended in connection with such redemption or exchange. The balance of any redemption fees shall be paid to the Fund.

A Fund shall waive any redemption fee with respect to (i) non-participant directed redemptions or exchanges involving
Institutional and/or Wealth Shares held in retirement plans established under Section
401(a) or 401(k) of the Internal Revenue
Code (the "Code"), custodial plan accounts established under Section 493(b)(7) of the Code, or deferred compensation plans established under Section 457 of the Code;
(ii) redemptions or exchanges involving
Institutional and/or Wealth Shares held in plans administered as college savings programs under Section 529 of the Code;
and (iii) Institutional and/or Wealth Shares redeemed due to the death of the last surviving shareholder on the account.


SCHEDULE OF FUNDS
OFFERING INSTITUTIONAL SHARES

The Funds set forth on this Schedule each offer
Institutional Shares on the terms set forth in the Institutional/-Wealth Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

Multiple
Class
Compan
y
Series
1
2
b
-
1

F
e
e
S
h
a
r
e
h
o
l
d
e
r
S
e
r
v
i
c
e

F
e
e
R
e
d
e
m
p
t
i
o
n

F
e
e




Federate
d
Adjusta
ble Rate
Securitie
s Fund
N
o
n
e
0
..
2
5
%
N
o
n
e




Federate
d Equity
Funds:



Federate
d
Absolute
Return
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federate
d Clover
Small
Value
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federate
d Clover
Value
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federate
d Global
Strategic
Value
Dividend
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federate
d
Internati
onal
Strategic
Value
Dividend
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federate
d
Kaufman
n Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federate
d
Kaufman
n Large
Cap
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federate
d
Kaufman
n Small
Cap
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federate
d MDT
Mid-Cap
Growth
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federate
d
Prudent
Bear
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federate
d
Strategic
Value
Dividend
Fund
N
o
n
e
N
o
n
e
N
o
n
e




Federate
d Equity
Income
Fund,
Inc.
N
o
n
e
N
o
n
e
N
o
n
e




Federate
d Fixed
Income
Securitie
s, Inc.:



Federate
d
Municipa
l
Ultrashor
t Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federate
d
Strategic
Income
Fund
N
o
n
e
N
o
n
e
N
o
n
e




Federate
d Global
Allocatio
n Fund)
N
o
n
e
N
o
n
e
N
o
n
e




Federate
d
Govern
ment
Income
Trust
N
o
n
e
0
..
2
5
%
N
o
n
e




Federate
d High
Income
Bond
Fund
N
o
n
e
N
o
n
e
N
o
n
e




Federate
d High
Yield
Trust



Federate
d High
Yield
Trust
N
o
n
e
N
o
n
e
N
o
n
e
Federate
d Equity
Advanta
ge Fund
N
o
n
e
N
o
n
e
N
o
n
e







Multiple
Class
Compan
y
Series
1
2
b
-
1

F
e
e
S
h
a
r
e
h
o
l
d
e
r
S
e
r
v
i
c
e

F
e
e
R
e
d
e
m
p
t
i
o
n

F
e
e
Federate
d
Income
Securitie
s Trust:



Federate
d Capital
Income
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federate
d
Floating
Rate
Strategic
Income
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federate
d
Intermed
iate
Corporat
e Bond
Fund
N
o
n
e
0
..
2
5
%
N
o
n
e
Federate
d Muni
and
Stock
Advanta
ge Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federate
d Real
Return
Bond
Fund
N
o
n
e
0
..
2
5
%
N
o
n
e
Federate
d Short-
Term
Income
Fund
N
o
n
e
0
..
2
5
%
N
o
n
e




Federate
d Index
Trust:



Federate
d Max-
Cap
Index
Fund
N
o
n
e
0
..
2
5
%
N
o
n
e
Federate
d Mid-
Cap
Index
Fund
N
o
n
e
N
o
n
e
N
o
n
e








Federate
d
Instituti
onal
Trust:



Federate
d
Governm
ent
Ultrashor
t
Duration
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federate
d Short-
Intermed
iate Total
Return
Bond
Fund
N
o
n
e
N
o
n
e
N
o
n
e




Federate
d
Internati
onal
Series,
Inc.



Federate
d Global
Total
Return
Bond
Fund
(formerly
Federate
d
Internati
onal
Bond
Fund)
N
o
n
e
N
o
n
e
N
o
n
e




Federate
d
Investm
ent
Series
Fund,
Inc.



Federate
d Bond
Fund
N
o
n
e
N
o
n
e
N
o
n
e




Federate
d MDT
Equity
Trust



Federate
d MDT
Large
Cap
Value
Fund
0
..
0
0
%
0
..
2
5
%
N
o
n
e




Federate
d MDT
Series:



Federate
d MDT
All Cap
Core
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federate
d MDT
Balanced
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federate
d MDT
Large
Cap
Growth
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federate
d MDT
Small
Cap Core
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federate
d MDT
Small
Cap
Growth
Fund
N
o
n
e
N
o
n
e
N
o
n
e








Federate
d
Municip
al Bond
Fund,
Inc.
(formerl
y
Federate
d
Municip
al
Securitie
s Fund,
Inc.)
N
o
n
e
N
o
n
e
N
o
n
e




Federate
d
Municip
al
Securitie
s Income
Trust



Federate
d
Municipa
l High
Yield
Advanta
ge Fund
N
o
n
e
N
o
n
e
N
o
n
e




Federate
d Short-
Interme
diate
Duratio
n
Municip
al Trust
N
o
n
e
0
..
2
5
%
N
o
n
e




Federate
d Total
Return
Govern
ment
Bond
Fund
N
o
n
e
N
o
n
e
N
o
n
e




Federate
d Total
Return
Series,
Inc.:



Federate
d
Mortgag
e Fund
N
o
n
e
0
..
2
5
%
N
o
n
e
Federate
d Total
Return
Bond
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federate
d
Ultrashor
t Bond
Fund
N
o
n
e
0
..
2
5
%
N
o
n
e




Federate
d U.S.
Govern
ment
Securitie
s Fund:
1-3
Years
N
o
n
e
0
..
2
5
%
N
o
n
e




Federate
d U.S.
Govern
ment
Securitie
s Fund:
2-5
Years
N
o
n
e
0
..
2
5
%
N
o
n
e





Multiple
Class
Compan
y
Series
1
2
b
-
1

F
e
e
S
h
a
r
e
h
o
l
d
e
r
S
e
r
v
i
c
e

F
e
e
R
e
d
e
m
p
t
i
o
n

F
e
e
Federate
d World
Investm
ent
Series,
Inc.



Federate
d
Emergin
g Market
Debt
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federate
d
Internati
onal
Leaders
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federate
d
Internati
onal
Small-
Mid
Compan
y Fund
N
o
n
e
N
o
n
e
2
%

o
n

s
h
a
r
e
s

r
e
d
e
e
m
e
d

o
r

e
x
c
h
a
n
g
e
d

w
i
t
h
i
n

9
0

d
a
y
s

o
f

p
u
r
c
h
a
s
e




Interme
diate
Municip
al Trust:



Federate
d
Intermed
iate
Municipa
l Trust
N
o
n
e
0
..
2
5
%
N
o
n
e




Money
Market
Obligati
ons
Trust:



Federate
d
Governm
ent
Obligatio
ns Fund
N
o
n
e
0
..
2
5
%
N
o
n
e
Federate
d
Governm
ent
Obligatio
ns Tax-
Managed
Fund
N
o
n
e
0
..
2
5
%
N
o
n
e
Federate
d Money
Market
Manage
ment
N
o
n
e
0
..
2
5
%
N
o
n
e
Federate
d
Institutio
nal
Prime 60
Day
Fund
N
o
n
e

0
..
2
5
%
N
o
n
e
Federate
d
Institutio
nal
Prime
Obligatio
ns Fund
N
o
n
e
0
..
2
5
%
N
o
n
e
Federate
d
Institutio
nal Tax-
Free
Cash
Trust
N
o
n
e
0
..
2
5
%
N
o
n
e
Federate
d
Treasury
Obligatio
ns Fund
N
o
n
e
0
..
2
5
%
N
o
n
e
Federate
d Trust
for U.S.
Treasury
Obligatio
ns
N
o
n
e
N
o
n
e
N
o
n
e
Federate
d U.S.
Treasury
Cash
Reserves
N
o
n
e
0
..
2
5
%
N
o
n
e

SCHEDULE OF FUNDS
OFFERING WEALTH SHARES

The Retail Money Market Funds set forth on this Schedule each offer Wealth Shares on the terms set forth in the Institutional/Wealth
Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

Multiple
Class
Compan
y
Series
1
2
b
-
1

F
e
e
S
h
a
r
e
h
o
l
d
e
r
S
e
r
v
i
c
e

F
e
e
R
e
d
e
m
p
t
i
o
n

F
e
e




Money
Market
Obligatio
ns Trust:



Federate
d
Californi
a
Municip
al Cash
Trust
N
o
n
e
0
..
2
5
%
N
o
n
e
Federate
d
Massach
usetts
Municip
al Cash
Trust
N
o
n
e
0
..
2
5
%
N
o
n
e
Federate
d
Municip
al
Obligatio
ns Fund
N
o
n
e
0
..
2
5
%
N
o
n
e
Federate
d New
York
Municip
al Cash
Trust
N
o
n
e
0
..
2
5
%
N
o
n
e
Federate
d
Pennsylv
ania
Municip
al Cash
Trust
N
o
n
e
0
..
2
5
%
N
o
n
e
Federate
d Prime
Cash
Obligatio
ns Fund
N
o
n
e
0
..
2
5
%
N
o
n
e
Federate
d Tax-
Free
Obligatio
ns Fund
N
o
n
e
0
..
2
5
%
N
o
n
e
Federate
d
Virginia
Municip
al Cash
Trust
N
o
n
e
0
..
2
5
%
N
o
n
e



SERVICE SHARES EXHIBIT
TO
MULTIPLE CLASS PLAN
(REVISED 11/1/17)

1.	SEPARATE ARRANGEMENT AND
EXPENSE ALLOCATION

With respect to Funds other than portfolios of Federated Insurance Series, for purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Service Shares will consist of

(
i
)
with respect to money market
funds, sales and shareholder
servicing by financial
intermediaries; and


(
i
i
)
with respect to fluctuating NAV
funds, sales and shareholder
servicing by financial
intermediaries to the following
categories of investors ("Eligible
Investors");

*
An investor participating
in a wrap program or other
fee-based program
sponsored by a financial
intermediary;
*
An investor participating
in a no-load network or
platform sponsored by a
financial intermediary
where Federated has
entered into an agreement
with the intermediary;
*
A trustee/director,
employee or former
employee of the Fund, the
Adviser, the Distributor
and their affiliates; an
immediate family member
of these individuals, or a
trust, pension or profit-
sharing plan for these
individuals;
*
An employer-sponsored
retirement plan;
*
A trust institution
investing on behalf of its
trust customers;
*
A Federated Fund;
*
An investor, other than a
natural person, purchasing
Shares directly from the
Fund;
*
An investor (including a
natural person) who
owned Shares as of
December 31, 2008;
*
Without regard to the
initial investment
minimum, an investor who
acquired Service Shares
pursuant to the terms of an
agreement and plan of
reorganization which
permits the investor to
acquire such Shares; and
*
Without regard to the
initial investment
minimum, in connection
with an acquisition of an
investment management or
advisory business, or
related investment
services, products or
assets, by Federated or its
investment advisory
subsidiaries, an investor
(including a natural
person) who (1) becomes a
client of an investment
advisory subsidiary of
Federated or (2) is a
shareholder or interest
holder of a pooled
investment vehicle or
product that becomes
advised or subadvised by a
Federated investment
advisory subsidiary as a
result of such an
acquisition other than as a
result of a fund
reorganization transaction
pursuant to an agreement
and plan of reorganization.

The principal underwriter and financial
intermediaries may receive payments for
distribution and/or administrative services under a Rule 12b-1 Plan and financial intermediaries may also receive shareholder service fees for services provided.



With respect to portfolios of Federated
Insurance Series, Service Shares are
available exclusively as an investment
vehicle for separate accounts of participating life insurance companies offering variable life insurance policies and variable annuity contracts. For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of
Service Shares will consist of institutional sales to insurance companies for Service
Share inclusion in those variable life
insurance and annuity product separate
accounts.  The insurance company
distributor, underwriter or other affiliated entity may provide shareholder services and receive a shareholder service fee for their services and when indicated on the Schedule to this Exhibit, may also receive payments for distribution and/or administrative services under a 12b-1 Plan.
In connection with these basic arrangements, Service Shares will bear the following fees and expenses:
F
e
e
s

a
n
d

E
x
p
e
n
s
e
s
Maximum Amount
Allocated Service Shares
S
a
l
e
s

L
o
a
d
None
C
o
n
t
i
n
g
e
n
t

D
e
f
e
r
r
e
d

S
a
l
e
s

C
h
a
r
g
e

(
"
C
D
S
C
"
)
None
S
h
a
r
e
h
o
l
d
e
r

S
e
r
v
i
c
e

F
e
e
Up to 25 basis points (0.25%)
of the average daily net asset
value
1
2
b
-
1

F
e
e
As set forth in the attached
Schedule
O
t
h
e
r

E
x
p
e
n
s
e
s
Itemized expenses incurred by
the Fund with respect to holders
of Service Shares as described in
Section 3 of the Plan

2.	Conversion and Exchange Privileges
For purposes of Rule 18f-3, Service Shares have the following conversion rights and exchange privileges at the election of the shareholder:
C
o
n
v
e
r
s
i
o
n

R
i
g
h
t
s
:
At the election of the
shareholder, Shares may be
converted into any other Share
Class of the same Fund,
provided that the shareholder
meets the eligibility
requirements for the Share
Class into which the
conversion is sought, as
applicable.
E
x
c
h
a
n
g
e

P
r
i
v
i
l
e
g
e
s
:
For Funds other than
portfolios of Federated
Insurance Series, Service
Shares may be exchanged for
exchanged into any Federated
fund or share class that does
not have a stated sales charge
or contingent deferred sales
charge, except Shares of
Federated Institutional Prime
60 Day Fund, Federated
Institutional Money Market
Management, Federated
Institutional Prime Obligations
Fund, Federated Institutional
Tax-Free Cash Trust,
Federated Institutional Prime
Value Obligations Fund, Class
A Shares of Federated
Government Reserves Fund
and Class R Shares of any
Fund, provided that the
shareholder meets any
shareholder eligibility and
minimum initial investment
requirements for the Shares to
be purchased, (if applicable),
both accounts have identical
registrations, and the
shareholder receives a
prospectus for the fund in
which the shareholder wishes
to exchange.  Service Shares
may also be exchanged for
shares of Investment
Companies that are not subject
to this Plan, as provided in the
"Proprietary Fund Schedule"
attached hereto.
With respect to portfolios of
Federated Insurance Series:
None

In any exchange, the shareholder shall
receive shares having the same aggregate net asset value as the shares surrendered, unless
Class A Shares or Class F Shares which are subject to a CDSC are being exchanged, in which case the CDSC fee will be imposed as if the Class A Shares or Class F Shares had been redeemed. Exchanges to any other
Class shall be treated in the same manner as a redemption and purchase.


Schedule of Funds
Offering Service Shares

The Funds set forth on this Schedule each
offer Service Shares on the terms set forth in
the Service Shares Exhibit to the Multiple
Class Plan, in each case as indicated below.
The 12b-1 fees indicated are the maximum
amounts authorized based on the average
daily net asset value.  Actual amounts
accrued may be less.
Multiple Class
Company
Series
1
2
b
-
1

F
e
e


Federated
Adjustable
Rate Securities
Fund
0
..
0
5
%


Federated
High Yield
Trust
N
o
n
e


Federated
Government
Income Trust
0
..
0
5
%


Federated
Income
Securities
Trust:

Federated
Intermediate
Corporate Bond
Fund
0
..
2
5
%
Federated
Short-Term
Income Fund
0
..
1
5
%


Federated
Index Trust

Federated Max-
Cap Index Fund
0
..
3
0
%
Federated Mid-
Cap Index Fund
N
o
n
e


Federated
Institutional
Trust:

Federated
Government
Ultrashort
Duration Fund
0
..
0
5
%
Federated
Short-
Intermediate
Total Return
Bond Fund
0
..
0
5
%


Federated
Insurance
Series:

Federated
Managed Tail
Risk Fund II
0
..
2
5
%
Federated High
Income Bond
Fund II
0
..
2
5
%
Federated
Kaufmann Fund
II
0
..
2
5
%
Federated
Quality Bond
Fund II
0
..
2
5
%
Federated
Government
Money Fund II
N
o
n
e


Federated
MDT Equity
Trust

Federated MDT
Large Cap
Value Fund
N
o
n
e


Federated
Short-
Intermediate
Duration
Municipal
Trust
0
..
2
5
%


Federated
Total Return
Government
Bond Fund
0
..
2
5
%


Federated
Total Return
Series, Inc.:

Federated
Mortgage Fund
0
..
2
5
%
Federated Total
Return Bond
Fund
0
..
2
5
%
Federated
Ultrashort Bond
Fund
0
..
2
5
%


Federated U.S.
Government
Securities
Fund:  1-3
Years
0
..
2
5
%



Multiple Class
Company
Series
1
2
b
-
1

F
e
e


Federated U.S.
Government
Securities
Fund:  2-5
Years
0
..
0
5
%


Money Market
Obligations
Trust:

Federated
California
Municipal Cash
Trust
N
o
n
e
Federated
Government
Obligations
Fund
N
o
n
e
Federated
Government
Obligations
Tax-Managed
Fund
N
o
n
e
Federated
Massachusetts
Municipal Cash
Trust
N
o
n
e
Federated
Institutional
Money Market
Management
N
o
n
e
Federated
Municipal
Obligations
Fund
N
o
n
e
Federated New
York Municipal
Cash Trust
0
..
2
5
%
Federated
Pennsylvania
Municipal Cash
Trust
N
o
n
e
Federated Prime
Cash
Obligations
Fund
N
o
n
e
Federated
Institutional
Prime 60 Day
Fund
N
o
n
e
Federated
Institutional
Prime
Obligations
Fund
N
o
n
e
Federated
Institutional
Prime Value
Obligations
Fund
N
o
n
e
Federated Tax-
Free
Obligations
Fund
N
o
n
e
Federated
Treasury
Obligations
Fund
N
o
n
e
Federated U.S.
Treasury Cash
Reserves
0
..
2
5
%
Federated
Virginia
Municipal Cash
Trust
N
o
n
e




PROPRIETARY FUND
SCHEDULE -
SERVICE SHARES

Shares issued by investment companies that
are not party to this Plan but that are listed
on this Proprietary Fund Schedule ("Non-
Plan Investment Companies") may be
exchanged for Service Shares of the Funds
indicated opposite their names.  Such
Service Shares may also be exchanged back
into shares of the original Non-Plan
Investment Company.  In addition, indicated
Service Shares purchased from a dealer
party to a Dealer Agreement to sell the
indicated Non-Plan Investment Company
Shares may be exchanged for Shares of such
Non-Plan Investment Company.  In any
exchange, the shareholder shall receive
shares having the same aggregate net asset
value as the shares surrendered.  Exchanges
into any class of shares of a Non-Plan
Investment Company not shown on this
schedule shall be treated in the same manner
as a redemption and purchase.
Multiple
Class
Series/Co
mpany
N
o
n
-
P
l
a
n

I
n
v
e
s
t
m
e
n
t

C
o
m
p
a
n
i
e
s


Money
Market
Obligation
s Trust -
Federated
Automated
Cash
Manageme
nt Trust
W
e
s
M
a
r
k

F
u
n
d
s